Report of Independent Registered
Public Accounting Firm

To the Board of Managers and
Members of Partners Group Private
Equity (Institutional), LLC:

In planning and performing our audit
of the financial statements of
Partners Group Private Equity
(Institutional), LLC (the Fund) as
of and for the year ended
March 31, 2014, in accordance with
the standards of the Public Company
Accounting Oversight Board
(United States), we considered the
Funds internal control over financial
reporting, including controls over
safeguarding securities, as a basis for
designing our auditing procedures for
the purpose of expressing our opinion
on the financial statements and to
comply with the requirements of
Form N-SAR, but not for the purpose
of expressing an opinion on the
effectiveness of the Funds internal
control over financial reporting.
Accordingly, we do not express an
opinion on the effectiveness of
the Funds internal control over
financial reporting.

The management of the Fund is
responsible for establishing and
maintaining effective internal control
over financial reporting. In
fulfilling this responsibility,
estimates and judgments by management
are required to assess the expected
benefits and related costs of
controls. A Funds internal control
over financial reporting is a process
designed to provide reasonable
assurance regarding the reliability
of financial reporting and the
preparation of financial statements
for external purposes in accordance
with generally accepted accounting
principles.  A Funds internal control
over financial reporting includes
those policies and procedures that
(1) pertain to the maintenance of
records that, in reasonable detail,
accurately and fairly reflect the
transactions and dispositions of the
assets of the Fund (2) provide
reasonable assurance that transactions
are recorded as necessary to permit
preparation of financial statements
in accordance with generally accepted
accounting principles, and that
receipts and expenditures of the Fund
are being made only in accordance
with authorizations of management
and managers of the Fund and (3)
provide reasonable assurance
regarding prevention or timely
detection of unauthorized
acquisition, use or disposition
of a Funds assets that could have
a material effect on the
financial statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or
detect misstatements. Also,
projections of any evaluation of
effectiveness to future periods
are subject to the risk that
controls may become inadequate
because of changes in conditions,
or that the degree of compliance
with the policies or procedures
may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees, in the normal course
of performing their assigned
functions, to prevent or detect
misstatements on a timely basis.
A material weakness is a
deficiency, or a combination of
deficiencies, in internal control
over financial reporting, such
that there is a reasonable
possibility that a material
misstatement of the Funds annual
or interim financial statements
will not be prevented or detected
on a timely basis.

Our consideration of the Funds internal
control over financial reporting
was for the limited purpose
described in the first paragraph
and would not necessarily disclose
all deficiencies in internal control
over financial reporting that might
be material weaknesses under
standards established by the
Public Company Accounting Oversight
Board (United States). However, we
noted no deficiencies in the Funds
internal control over financial
reporting and its operation,
including controls over safeguarding
securities, that we consider to be
material weaknesses as defined above
as of March 31, 2014.

This report is intended solely for the
information and use of management
and the Board of Managers of Partners
Group Private Equity (Institutional), LLC and the Securities and Exchange
Commission and is not intended to be
and should not be used by anyone
other than these specified parties.

PricewaterhouseCoopers LLP
May 30, 2014